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                                                     Registration No. 333-______

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              AMERILINK CORPORATION
             (Exact name of registrant as specified in its charter)


                Ohio                                           31-1409345
    (State or other jurisdiction                            (I.R.S. Employer
  of Incorporation or organization)                       Identification Number)


                         1900 East Dublin-Granville Road
                              Columbus, Ohio 43229
                                 (614) 895-1313
    (Address, including ZIP Code, and telephone number, including area code, of registrant's principal executive office)


                            1994 STOCK INCENTIVE PLAN


                                LARRY R. LINHART
                      President and Chief Executive Officer
                              AMERILINK CORPORATION
                         1900 East Dublin-Granville Road
                              Columbus, Ohio 43229
                                 (614) 895-1313
            (Name, address, including ZIP Code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                             Proposed            Proposed
                                          Amount             Maximum             Maximum
      Title of each Class of               to be          Offering Price        Aggregate            Amount of
    Securities to be Registered         Registered         Per Share(1)       Offering Price     Registration Fee
-------------------------------         ----------        --------------      --------------     ----------------

Common Shares, without par value          600,000            $10.625            $6,375,000           $1,772.25

=================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h)(1) and calculated on the basis of the average of the high and low sales prices for the Common Shares on May 20, 1999, as reported by The Nasdaq National Market.


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             STATEMENT PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

          This Registration Statement relates to the first amendment to 1994 Stock Incentive Plan that, among other things, increases the number of common shares, without par value, of the Registrant ("Common Shares") authorized to be issued thereunder from 350,000 to 950,000. The contents of the Registrant's Registration Statement on Form S-8 with respect to its 1994 Stock Incentive Plan, Registration No. 33-96424, filed with the Securities and Exchange Commission on August 31, 1995, are hereby incorporated herein by reference pursuant to General Instruction E to Form S-8. Also pursuant to General Instruction E to Form S-8, the filing fee is being paid only with respect to the 600,000 Common Shares not previously registered.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, as of May 26, 1999.


                                               AMERILINK CORPORATION


                                           By: /s/  Larry R. Linhart
                                               ---------------------------------
                                               Larry R. Linhart
                                               Chairman of the Board, President
                                               and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below as of the 26th day of May, 1999 by the following persons in the capacities indicated.


Signature                                         Title
---------                                         -----

/s/  Larry R. Linhart                             Chairman of the Board of
---------------------                             Directors, President and
Larry R. Linhart                                  Chief Executive Officer
                                                  (principal executive
                                                  officer)


         *                                        Treasurer and Vice
---------------------                             President-Finance
James W. Brittan                                  (principal financial and
                                                  accounting officer)


         *                                        Director
---------------------
Robert L. Powelson


         *                                        Director
---------------------
Robert D. Setzer


         *                                        Director
---------------------
William H. Largent


         *                                        Director
---------------------
Richard W. Rubenstein


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Signature                                         Title
---------                                         -----

         *                                        Director
---------------------
George R. Manser


*By: /s/ Larry R. Linhart
     ---------------------
     Larry R. Linhart,
     Attorney-in-Fact


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                                INDEX TO EXHIBITS

       The following exhibits are filed as part of this Registration Statement:


Exhibit No.                            Description
-----------                            -----------
    5                                  Opinion and consent of legal
                                       counsel re legality of
                                       securities.

    23.1                               The consent of legal counsel
                                       is included in Exhibit 5.

    23.2                               Consent of Ernst & Young LLP.

    24                                 Powers of attorney.